THE VANTAGEPOINT FUNDS

Supplement dated May 22, 2008 to the Prospectus dated May 1, 2008

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

International Fund

Principal Investment Risks – The following sentence replaces the next to last sentence in the first paragraph under “Principal Investment Risks” found on page 26 of the prospectus:

These risks can be greater in emerging markets, which tend to be more volatile than the U.S. market or developed foreign markets.

Diversified Assets Fund

Principal Investment Strategies – The following sentences replace the next to last sentence in the third to last paragraph under “Principal Investment Strategies” found on page 29 of the prospectus:

The Fund expects that on average, over the long term, 0-10% of the market value of the Fund’s net assets will be held in short positions in derivative instruments, and, under normal market conditions, the market value of the Fund’s net assets held in these short positions will not exceed 25% of the market value of the Fund’s net assets. However, the Fund typically expects to maintain a net long position in derivative instruments.

Please retain this supplement for future reference.

SUPP-011-200805-322